CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sean Dickenson, President of Hola Communications Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Quarterly Report on Form 10-QSB of Hola Communications Inc. for the quarter ended June 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Hola Communications Inc..

Dated: August 14, 2007

/s/ Sean Dickenson
Sean Dickenson
President and Director
(Principal Executive Officer and Principal Financial Officer)
Hola Communications Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Hola Communications Inc. and will be retained by Hola Communications Inc. and furnished to the Securities and Exchange Commission or its staff upon request.